UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  811-21681
Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code:    (312) 827-0100
Date of fiscal year end:  December 31
Date of reporting period: January 1, 2019 to December 31, 2019

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

12.31.2019

Guggenheim Funds Annual Report

Guggenheim Enhanced Equity Income Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GPM-AR-1219

Section 19(a) Notices

Guggenheim Enhanced Equity Income Fund’s (the “Fund”) reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

December 31, 2019
	Total Cumulative Distribution				% Breakdown of the Total Cumulative
	For the Fiscal Year				Distributions for the Fiscal Year
	Net	Net				Net	Net
	Realized	Realized				Realized	Realized
Net	Short-Term	Long-Term		Total per	Net	Short-Term	Long-Term		Total per
Investment	Capital	Capital	Return of	Common	Investment	Capital	Capital	Return of	Common
Income	Gains	Gains	Capital	Share	Income	Gains	Gains	Capital	Share
$0.0000	$0.0000	$0.0000	$0.9600	$0.9600	0.00%	0.00%	0.00%	100.00%	100.00%

If the Fund has distributed more than its income and net realized capital gains, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of a shareholder’s investment in a Fund is returned to the shareholder. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”
Section 19(a) notices for the Fund are available on the Fund’s website at guggenheiminvestments.com/gpm.

Section 19(b) Disclosure

The Fund, acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes a fixed amount per share, $0.2400, on a quarterly basis.
The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Fund will distribute capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus and its website, guggenheiminvestments.com/gpm for a more complete description of its risks.

GUGGENHEIMINVESTMENTS.COM/GPM
...YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gpm, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	December 31, 2019

DEAR SHAREHOLDER:
We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (“GPM” or the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2019.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Guggenheim Partners Investment Management LLC (“GPIM” or the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
All Fund returns cited—whether based on net asset value (“NAV”) NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended December 31, 2019, the Fund provided a total return based on market price of 34.15% and a total return net of fees based on NAV of 28.83%. As of December 31, 2019, the Fund’s closing market price of $8.06 per share represented a premium of 1.00% to its NAV of $7.98 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 11.91% based on the Fund’s closing market price of $8.06 as of December 31, 2019. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 38 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. GPIM serves as the Fund’s Sub-Adviser and is responsible for the management of the Fund’s portfolio of investments. Both the Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 55 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV,

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 5

(Unaudited) continued	December 31, 2019

the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2019, we encourage you to read the Economic and Market Overview and the Questions & Answers sections of this report, which begin on page 7.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.

Sincerely,

Guggenheim Funds Investment Advisors, LLC

Guggenheim Enhanced Equity Income Fund
January 31, 2020

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2019

Recent U.S. economic data demonstrates that the expansion is being helped by lower interest rates. New home sales have risen at a double-digit, year-over-year pace for four consecutive months since August, spurred by lower mortgage rates but also base effects. Manufacturing production rose in both November and December, corroborating the signal seen in improving manufacturing surveys. Monthly non-farm payroll gains averaged 184,000 jobs in the fourth quarter of 2019, above underlying labor force growth. Income gains and a positive wealth effect are also flowing through into retail sales, where “core” sales recovered in December 2019 after three months of declines.
The latest evidence suggests that the U.S. Federal Reserve’s (the “Fed”) easing efforts have given the U.S. economy the extra gas it needs to extend the cycle. Furthermore, the new year kicks off with some clarity on U.S.- China trade policy. The eleventh-hour Phase one U.S.- China trade agreement may give U.S. companies some comfort that they can expect tariffs on either side to remain where they are for now. This should help support U.S. manufacturing activity, especially if China steps up purchases of U.S. goods as promised.
Over the next several months, we expect the Fed will stay on hold as it watches incoming data to ensure that the current level of fed funds remains appropriate. Monetary policy acts on the economy with a timing lag, so the effects of the last rate cut in October 2019 might not be apparent until mid-2020. More economic data improvements may come as low rates flow through to consumers and to the credit markets.
While the Fed successfully pushed off a recession in 2019, 2020 arrives with several risks worth watching, including the U.S. presidential election, U.S.- Europe trade negotiations, the potential for a military conflict between the U.S. and Iran, and rising corporate and local government defaults in China.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited)	December 31, 2019

The Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Qi Yan, Managing Director and Portfolio Manager; and Daniel Cheeseman, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2019.
Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”). The Fund may seek to obtain exposure to equity markets through investments in individual equity securities, through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.
The Fund utilizes leverage to seek to deliver excess returns from the portable alpha model while maintaining a risk profile similar to the large cap U.S. equity market, presenting the potential benefit of greater income and a focus on capital appreciation. Although the use of financial leverage by the Fund may create an opportunity for increased return for the Fund’s common shares, it may also result in additional risks and may magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Can you describe the options strategy in more detail?
The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the-money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. The Fund may, but does not have to, write options on 100% of the equity holdings in its portfolio. The typical hedge ratio (i.e., the percentage of the Fund’s equity holdings on which options are written) for the Fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. Changing the hedge ratio will impact the beta (represents the systematic risk of a portfolio and measures its sensitivity to a benchmark) of the portfolio resulting in a portfolio that has either higher or lower risk-adjusted exposure to broad market equities.
GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. An option on an index is considered covered if the Fund also holds shares

8 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2019

of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.
The Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options, it will earmark or segregate cash or liquid securities in accordance with applicable guidance provided by the staff of the U.S. Securities and Exchange Commission (“SEC”).
The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.
How are managed assets allocated?
The Fund seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ-100). The hedge ratio remains ~67%, with options primarily written on indices tracked by the ETFs in which the Fund invests.
The long equity exposure (100% of net assets) comes from an allocation to the stocks, equally weighted and rebalanced quarterly, in the S&P 500 Equal Weight Index (the “Equal Weight Index”). The exposure to the Equal Weight Index is expected to provide a higher level of beta than the capitalization weighted S&P 500 Index, as the Equal Weight Index has outperformed the market-capitalization weighted S&P 500 Index by an average of 1.8% annually since its introduction in 1990.
The other 50% of net assets is allocated in accordance with GPIM’s portable alpha model, which in this strategy currently consists of ETFs tracking the S&P 500, Russell 2000, and NASDAQ-100 Indices paired with options written for a notional amount of 100% of net assets against the S&P 500, Russell 2000, and NASDAQ-100 Indices. This portfolio will be actively rebalanced to maintain a constant net market exposure similar to the large cap U.S. equity market, which GPIM believes will allow the Fund to dynamically capture the volatility risk premium in both rising and falling equity markets.
How did the Fund perform for the 12-month period ended December 31, 2019?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended December 31, 2019, the Fund provided a total return based on market price of 34.15% and a total return net of fees based on NAV of 28.83%. As of December 31, 2019, the Fund’s closing market price of $8.06 per share represented a premium of

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2019

1.00% to its NAV of $7.98 per share. As of December 31, 2018, the Fund’s closing market price of $6.78 per share represented a discount of 3.0% to its NAV of $6.99 per share.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
What were the Fund’s distributions during the period?
In each quarter of the period, the Fund paid a distribution of $0.24 per share. The most recent distribution represents an annualized distribution rate of 11.91% based on the Fund’s closing market price of $8.06 as of December 31, 2019.
The Fund adopted a managed distribution policy effective with the June 30, 2017 distribution, under which the Fund will pay a quarterly distribution in a fixed amount until such amount is modified by the Fund’s Board of Trustees. If sufficient net investment income is not available, the distribution will be supplemented by capital gains and, to the extent necessary, return of capital. For the year ended December 31, 2019, 100% of the distributions were characterized as a return of capital. The Fund will provide a Form 1099-DIV each calendar year that will explain the character of these distributions for U.S. federal income tax purposes.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(d) on page 38 for more information on distributions for the period.
How did other markets perform in this environment for the 12-month period ended December 31, 2019?
Index	Total Return
Chicago Board Options Exchange Volatility Index (“VIX”)	-50.94%
Dow Jones Industrial Average	25.34%
NASDAQ-100 Index	39.46%
Russell 2000 Index	25.52%
S&P 500 Equal Weight Index	29.24%
S&P 500 Index	31.49%

Discuss market volatility over the period.
A persistent trend in the 11-year bull market has been low volatility levels. 2019 was no exception, as most of the year the VIX traded below its long-term average. It was at its highest at the beginning of 2019, when equities and credit sectors had just finished a wild ride down to bear market territory amid a severe lack of liquidity. At the time, Guggenheim’s view was that market volatility would be on the rise. Through June 2019, volatility did not turn substantially higher despite negative headlines, but the level remained above the five-year average.

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2019

Volatility jumped most in early August 2019, when U.S.- China trade relations were fraying and the 2-year/10-year Treasury yield curve inverted, often seen as a recession indicator. The VIX rise was not matched proportionately by the decline in the S&P 500, which many market watchers interpreted as a bullish signal—indeed the S&P 500 rallied another 10% from the end of August 2019, while the VIX fell to its lows of the year. With the VIX averaging about 16 for the year, concern grew that investors were becoming more complacent about downside market risks. Still, it appears the Fed has successfully staved off recession and extended the expansion. Weakness in manufacturing data has bottomed out, the consumer is in good shape, and the labor market remains extraordinarily resilient. The recovery in the U.S. is also helping to drive a pickup in global economic activity.
The rally over the past year, GPIM believes, has been driven almost exclusively by the expansion in the market’s P/E multiple, which in turn, has raised concern that valuation levels are looking a bit elevated relative to underlying earnings growth. After very little earnings growth during 2019, earnings will need to become the key driver of forward returns.
Despite the strong gains over the course of last year, GPIM continues to believe the bull market remains intact and further upside is likely in the year ahead. While a repeat of the strong 2019 performance is not likely, the macro environment should remain supportive of moderate gains.
What most influenced the Fund’s performance?
For the period, the return on the underlying portfolio holdings contributed most to performance. The Fund was helped from the allocation to ETFs that track the S&P 500 as well as other indices, with the NASDAQ-100 Index notably outperforming the S&P 500. The Fund’s long equity exposure is tied to the S&P 500 Equal Weight Index, which underperformed the cap-weighted S&P 500 Index.
The Fund’s derivative use, consisting mostly of options sold to generate income and gains, also contributed to return, even as the implied-realized volatility spread that the Fund attempts to capture was tight over much of the period. In between spells of heightened volatility in early January and August of 2019, the VIX traded near historic lows, with realized volatility even lower, as the S&P 500 continued its upward climb.
The Fund typically does better in a sustained volatility environment, whether at a low or a high level, rather than in a sharp market move, such as that in the fourth quarter of 2018.
Can you discuss the Fund’s approach to leverage?
Leverage was a contributor to return during the period, as the Fund’s total return was above that of the cost of leverage. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Please see Note 7 on page 43 for more information on the Fund’s credit facility agreement.
Our approach to leverage is dynamic, and we tend to have a higher level of leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and when we believe volatility is most attractive. Leverage at the end of the period was about 31% of the Fund’s total managed assets.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 11

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2019

The Fed is expected to keep monetary policy stable over the course of the year, inflationary pressure is likely to remain muted, the rate of unemployment should remain near multi-decade lows, and modest gains in productivity should continue to bolster wages. The combination of low unemployment, rising wages and low interest rates should be supportive of consumption—the main driver of U.S. economic growth.
Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.
CBOE (Chicago Board Options Exchange) Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.
Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.
NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on the Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
S&P 500® Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.
S&P 500® is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. Stock markets can be volatile. Investments in securities of small and medium capitalization companies may involve greater risk of loss and more abrupt fluctuations in market price than investments in larger companies. There are risks associated with options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an

12 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	December 31, 2019

exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. The Fund’s use of leverage involves risk. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.
Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited)	December 31, 2019

Fund Statistics
Share Price	$8.06
Net Asset Value	$7.98
Premium to NAV	1.00%
Net Assets ($000)	$385,659

AVERAGE ANNUAL TOTAL RETURNS[1]
FOR THE PERIODS ENDED DECEMBER 31, 2019
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Enhanced
Equity Income Fund
NAV	28.83%	10.55%	8.98%	9.67%
Market	34.15%	12.67%	11.07%	11.36%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

[1] Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

Portfolio Breakdown	% of Net Assets
Common Stocks
Consumer, Non-cyclical	20.8%
Financial	19.0%
Consumer, Cyclical	13.9%
Industrial	13.0%
Technology	10.5%
Communications	6.1%
Energy	5.7%
Other	9.4%
Exchange-Traded Funds	45.2%
Money Market Fund	2.6%
Total Investments	146.2%
Options Written	-1.2%
Other Assets & Liabilities, net	-45.0%
Net Assets	100.0%

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) concluded	December 31, 2019

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2019, 100% of the distributions were characterized as return of capital.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4%
Consumer, Non-cyclical – 20.8%
Conagra Brands, Inc.[1]	26,267	$ 899,382
Corteva, Inc.	28,141	831,848
Centene Corp.*,1	12,917	812,092
Eli Lilly & Co.[1]	6,134	806,192
Cigna Corp.[1]	3,926	802,828
IQVIA Holdings, Inc.*	5,146	795,108
Zoetis, Inc.	5,990	792,776
Anthem, Inc.[1]	2,624	792,527
Molson Coors Beverage Co. — Class B	14,671	790,767
Brown-Forman Corp. — Class B1	11,675	789,230
WellCare Health Plans, Inc.*	2,385	787,551
Mylan N.V.*,1	38,948	782,855
Align Technology, Inc.*,1	2,802	781,870
Teleflex, Inc.	2,071	779,607
Kellogg Co.[1]	11,252	778,188
Constellation Brands, Inc. — Class A1	4,094	776,836
General Mills, Inc.[1]	14,447	773,781
Humana, Inc.[1]	2,111	773,724
Tyson Foods, Inc. — Class A	8,474	771,473
Stryker Corp.	3,674	771,320
HCA Healthcare, Inc.[1]	5,218	771,272
Mondelez International, Inc. — Class A	14,002	771,230
Danaher Corp.[1]	5,019	770,316
IDEXX Laboratories, Inc.*,1	2,948	769,811
Campbell Soup Co.[1]	15,576	769,766
Kroger Co.[1]	26,538	769,337
DaVita, Inc.*,1	10,253	769,282
Johnson & Johnson[1]	5,273	769,172
UnitedHealth Group, Inc.	2,611	767,582
Cintas Corp.[1]	2,847	766,071
JM Smucker Co.	7,344	764,731
Archer-Daniels-Midland Co.[1]	16,493	764,451
United Rentals, Inc.*	4,581	763,973
Robert Half International, Inc.	12,094	763,736
Sysco Corp.	8,924	763,359
Lamb Weston Holdings, Inc.	8,864	762,570
Pfizer, Inc.	19,448	761,973
Illumina, Inc.*,1	2,296	761,675
Monster Beverage Corp.*	11,983	761,520
Global Payments, Inc.[1]	4,166	760,545
Intuitive Surgical, Inc.*,1	1,286	760,219
Merck & Company, Inc.	8,358	760,160

See notes to financial statements.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Consumer, Non-cyclical – 20.8% (continued)
Amgen, Inc.[1]	3,149	$ 759,129
Nielsen Holdings plc[1]	37,367	758,550
Coca-Cola Co.[1]	13,698	758,184
Kraft Heinz Co.[1]	23,590	757,947
Estee Lauder Companies, Inc. — Class A1	3,668	757,589
Laboratory Corporation of America Holdings*,1	4,475	757,036
Coty, Inc. — Class A1	67,280	756,900
Quest Diagnostics, Inc.	7,086	756,714
Allergan plc[1]	3,958	756,651
MarketAxess Holdings, Inc.	1,994	755,945
Cooper Companies, Inc.[1]	2,352	755,674
Thermo Fisher Scientific, Inc.	2,326	755,648
Automatic Data Processing, Inc.[1]	4,430	755,315
McCormick & Company, Inc.[1]	4,450	755,298
Clorox Co.[1]	4,914	754,496
Becton Dickinson and Co.[1]	2,774	754,445
Kimberly-Clark Corp.[1]	5,484	754,324
Zimmer Biomet Holdings, Inc.[1]	5,034	753,489
Equifax, Inc.[1]	5,375	753,145
IHS Markit Ltd.*	9,993	752,973
Moody’s Corp.	3,171	752,827
CVS Health Corp.[1]	10,130	752,558
ResMed, Inc.	4,852	751,915
AbbVie, Inc.[1]	8,487	751,439
S&P Global, Inc.	2,749	750,615
Avery Dennison Corp.[1]	5,735	750,253
Rollins, Inc.	22,624	750,212
Abbott Laboratories[1]	8,633	749,862
Bristol-Myers Squibb Co.[1]	11,681	749,803
Church & Dwight Company, Inc.[1]	10,651	749,191
Philip Morris International, Inc.	8,804	749,132
PayPal Holdings, Inc.*	6,925	749,077
Hormel Foods Corp.[1]	16,603	748,961
Dentsply Sirona, Inc.[1]	13,222	748,233
Varian Medical Systems, Inc.*	5,267	747,967
STERIS plc	4,907	747,925
Boston Scientific Corp.*,1	16,533	747,622
Edwards Lifesciences Corp.*,1	3,204	747,461
Colgate-Palmolive Co.[1]	10,852	747,051
AmerisourceBergen Corp. — Class A1	8,786	746,986
Verisk Analytics, Inc. — Class A	4,997	746,252
Vertex Pharmaceuticals, Inc.*	3,404	745,306

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Consumer, Non-cyclical – 20.8% (continued)
H&R Block, Inc.[1]	31,735	$ 745,138
Biogen, Inc.*,1	2,511	745,089
Medtronic plc[1]	6,567	745,026
Hershey Co.[1]	5,066	744,601
Regeneron Pharmaceuticals, Inc.*	1,980	743,450
Baxter International, Inc.[1]	8,879	742,462
Procter & Gamble Co.[1]	5,941	742,031
Altria Group, Inc.[1]	14,861	741,712
Universal Health Services, Inc. — Class B	5,165	740,971
Quanta Services, Inc.	18,155	739,090
PepsiCo, Inc.	5,404	738,565
Gilead Sciences, Inc.[1]	11,334	736,483
McKesson Corp.	5,302	733,373
Hologic, Inc.*,1	14,025	732,245
Alexion Pharmaceuticals, Inc.*,1	6,751	730,121
Gartner, Inc.*,1	4,728	728,585
Henry Schein, Inc.*	10,884	726,181
Perrigo Company plc[1]	13,823	714,096
Incyte Corp.*,1	8,146	711,309
FleetCor Technologies, Inc.*,1	2,446	703,763
Cardinal Health, Inc.[1]	13,892	702,657
ABIOMED, Inc.*,1	4,099	699,248
Total Consumer, Non-cyclical		80,419,002
Financial – 19.0%
American Tower Corp. — Class A REIT[1]	3,508	806,209
Crown Castle International Corp. REIT[1]	5,619	798,741
Healthpeak Properties, Inc. REIT[1]	23,115	796,774
Equinix, Inc. REIT[1]	1,351	788,579
Digital Realty Trust, Inc. REIT[1]	6,556	785,015
CBRE Group, Inc. — Class A*,1	12,795	784,205
Citigroup, Inc.[1]	9,758	779,567
Ventas, Inc. REIT	13,432	775,564
Welltower, Inc. REIT[1]	9,476	774,947
Cboe Global Markets, Inc.[1]	6,454	774,480
Loews Corp.[1]	14,730	773,178
Public Storage REIT	3,629	772,832
SL Green Realty Corp. REIT	8,404	772,160
Regency Centers Corp. REIT	12,239	772,159
Host Hotels & Resorts, Inc. REIT[1]	41,530	770,381
Alexandria Real Estate Equities, Inc. REIT[1]	4,764	769,767
Extra Space Storage, Inc. REIT[1]	7,288	769,759

See notes to financial statements.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Financial – 19.0% (continued)
Simon Property Group, Inc. REIT	5,164	$ 769,229
Allstate Corp.[1]	6,796	764,210
Nasdaq, Inc.	7,135	764,159
SBA Communications Corp. REIT	3,166	762,974
Bank of America Corp.[1]	21,645	762,337
First Republic Bank	6,489	762,133
Goldman Sachs Group, Inc.[1]	3,313	761,758
Boston Properties, Inc. REIT[1]	5,518	760,711
Invesco Ltd.[1]	42,307	760,680
Kimco Realty Corp. REIT[1]	36,704	760,140
Alliance Data Systems Corp.[1]	6,774	760,043
JPMorgan Chase & Co.[1]	5,449	759,591
Weyerhaeuser Co. REIT	25,150	759,530
Vornado Realty Trust REIT	11,421	759,496
Morgan Stanley	14,838	758,519
Realty Income Corp. REIT[1]	10,282	757,064
Zions Bancorp North America[1]	14,574	756,682
Visa, Inc. — Class A	4,027	756,673
People’s United Financial, Inc.	44,772	756,647
Duke Realty Corp. REIT	21,791	755,494
Principal Financial Group, Inc.	13,731	755,205
Citizens Financial Group, Inc.	18,581	754,574
MetLife, Inc.	14,797	754,203
Mid-America Apartment Communities, Inc. REIT	5,712	753,184
Aon plc[1]	3,616	753,177
Apartment Investment & Management Co. — Class A REIT[1]	14,574	752,747
Willis Towers Watson plc[1]	3,727	752,630
UDR, Inc. REIT	16,115	752,570
Travelers Companies, Inc.	5,495	752,540
KeyCorp[1]	37,162	752,159
Iron Mountain, Inc. REIT[1]	23,598	752,068
Mastercard, Inc. — Class A	2,518	751,850
Arthur J Gallagher & Co.[1]	7,893	751,650
BlackRock, Inc. — Class A1	1,495	751,537
Marsh & McLennan Companies, Inc.[1]	6,744	751,349
Everest Re Group Ltd.	2,714	751,344
Federal Realty Investment Trust REIT[1]	5,834	751,011
Assurant, Inc.[1]	5,728	750,826
Intercontinental Exchange, Inc.[1]	8,111	750,673
SVB Financial Group*	2,990	750,610
Prologis, Inc. REIT	8,420	750,559
Chubb Ltd.[1]	4,821	750,437

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Financial – 19.0% (continued)
PNC Financial Services Group, Inc.	4,699	$ 750,101
Truist Financial Corp.	13,307	749,450
Berkshire Hathaway, Inc. — Class B*,1	3,308	749,262
AvalonBay Communities, Inc. REIT[1]	3,573	749,258
E*TRADE Financial Corp.	16,511	749,104
Progressive Corp.	10,329	747,716
Bank of New York Mellon Corp.[1]	14,844	747,098
Essex Property Trust, Inc. REIT[1]	2,481	746,434
Wells Fargo & Co.	13,859	745,614
State Street Corp.	9,421	745,201
Franklin Resources, Inc.[1]	28,683	745,184
Regions Financial Corp.	43,416	745,019
Equity Residential REIT[1]	9,202	744,626
American Express Co.[1]	5,977	744,077
M&T Bank Corp.[1]	4,383	744,014
Comerica, Inc.[1]	10,364	743,617
Cincinnati Financial Corp.[1]	7,069	743,305
Globe Life, Inc.	7,058	742,855
Prudential Financial, Inc.	7,919	742,327
Hartford Financial Services Group, Inc.[1]	12,207	741,819
Aflac, Inc.[1]	14,020	741,658
Ameriprise Financial, Inc.[1]	4,452	741,614
American International Group, Inc.[1]	14,447	741,565
WR Berkley Corp.	10,717	740,545
Fifth Third Bancorp[1]	24,071	739,943
T. Rowe Price Group, Inc.	6,050	737,132
Lincoln National Corp.[1]	12,480	736,445
Capital One Financial Corp.[1]	7,143	735,086
Raymond James Financial, Inc.	8,203	733,840
U.S. Bancorp	12,369	733,358
Western Union Co.	27,376	733,129
Northern Trust Corp.	6,900	733,056
Huntington Bancshares, Inc.[1]	48,564	732,345
CME Group, Inc. — Class A1	3,644	731,424
Discover Financial Services[1]	8,600	729,452
Unum Group	24,570	716,461
Synchrony Financial	19,779	712,242
Charles Schwab Corp.	14,924	709,785
Total Financial		73,114,451
Consumer, Cyclical – 13.9%
Macy’s, Inc.[1]	49,108	834,836

See notes to financial statements.

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Consumer, Cyclical – 13.9% (continued)
Live Nation Entertainment, Inc.*	11,586	$ 828,051
Carnival Corp.[1]	15,711	798,590
Wynn Resorts Ltd.[1]	5,744	797,669
VF Corp.	8,003	797,579
Nordstrom, Inc.	19,423	794,983
Royal Caribbean Cruises Ltd.	5,933	792,115
Gap, Inc.[1]	44,665	789,677
Kohl’s Corp.[1]	15,440	786,668
Norwegian Cruise Line Holdings Ltd.*	13,364	780,591
American Airlines Group, Inc.[1]	27,127	778,002
Tapestry, Inc.	28,738	775,064
Nike, Inc. — Class B	7,625	772,489
Marriott International, Inc. — Class A1	5,100	772,293
Best Buy Company, Inc.[1]	8,792	771,938
Hilton Worldwide Holdings, Inc.	6,954	771,268
Advance Auto Parts, Inc.[1]	4,803	769,248
Hanesbrands, Inc.[1]	51,768	768,755
Delta Air Lines, Inc.[1]	13,141	768,486
General Motors Co.[1]	20,911	765,343
Chipotle Mexican Grill, Inc. — Class A*,1	914	765,119
Copart, Inc.*	8,412	764,987
L Brands, Inc.[1]	42,116	763,142
Home Depot, Inc.[1]	3,482	760,399
Walgreens Boots Alliance, Inc.	12,879	759,346
WW Grainger, Inc.[1]	2,243	759,300
Hasbro, Inc.[1]	7,174	757,646
MGM Resorts International	22,762	757,292
Aptiv plc[1]	7,969	756,816
TJX Companies, Inc.	12,348	753,969
Lowe’s Companies, Inc.[1]	6,291	753,410
Genuine Parts Co.[1]	7,089	753,064
Dollar General Corp.[1]	4,821	751,980
Ross Stores, Inc.	6,455	751,491
Target Corp.	5,860	751,311
Ford Motor Co.[1]	80,765	751,114
PVH Corp.	7,140	750,771
Costco Wholesale Corp.[1]	2,554	750,672
Yum! Brands, Inc.[1]	7,446	750,036
United Airlines Holdings, Inc.*	8,512	749,822
Alaska Air Group, Inc.[1]	11,059	749,247
Dollar Tree, Inc.*,1	7,965	749,108
Ralph Lauren Corp. — Class A	6,376	747,395

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Consumer, Cyclical – 13.9% (continued)
McDonald’s Corp.[1]	3,782	$ 747,361
Leggett & Platt, Inc.[1]	14,697	747,049
NVR, Inc.*	196	746,448
Newell Brands, Inc.	38,806	745,851
Las Vegas Sands Corp.	10,798	745,494
Tiffany & Co.	5,576	745,232
Ulta Beauty, Inc.*	2,941	744,485
Fastenal Co.[1]	20,131	743,841
Southwest Airlines Co.	13,766	743,089
Harley-Davidson, Inc.[1]	19,959	742,275
Whirlpool Corp.	5,023	741,043
O’Reilly Automotive, Inc.*	1,689	740,221
Starbucks Corp.[1]	8,407	739,143
BorgWarner, Inc.[1]	17,020	738,328
Mohawk Industries, Inc.*	5,404	736,997
LKQ Corp.*,1	20,644	736,991
Walmart, Inc.	6,197	736,451
Tractor Supply Co.	7,853	733,784
Capri Holdings Ltd.*,1	19,223	733,357
Cummins, Inc.[1]	4,085	731,052
PACCAR, Inc.	9,090	719,019
AutoZone, Inc.*,1	603	718,360
DR Horton, Inc.[1]	13,601	717,453
PulteGroup, Inc.	18,461	716,287
Lennar Corp. — Class A1	12,787	713,387
Darden Restaurants, Inc.[1]	6,450	703,115
CarMax, Inc.*,1	7,616	667,695
Under Armour, Inc. — Class A*	19,671	424,894
Under Armour, Inc. — Class C*	20,320	389,737
Total Consumer, Cyclical		53,659,521
Industrial – 13.0%
Westrock Co.	18,231	782,292
Sealed Air Corp.	19,612	781,146
3M Co.	4,416	779,071
Westinghouse Air Brake Technologies Corp.[1]	9,918	771,620
J.B. Hunt Transport Services, Inc.[1]	6,597	770,398
Mettler-Toledo International, Inc.*	968	767,895
PerkinElmer, Inc.	7,898	766,896
Flowserve Corp.[1]	15,399	766,408
IDEX Corp.	4,454	766,088
Amcor plc	70,593	765,228

See notes to financial statements.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Industrial – 13.0% (continued)
Textron, Inc.	17,157	$ 765,202
Expeditors International of Washington, Inc.[1]	9,789	763,738
AO Smith Corp.	16,024	763,384
CH Robinson Worldwide, Inc.[1]	9,738	761,511
Norfolk Southern Corp.	3,922	761,378
Union Pacific Corp.	4,211	761,307
Ball Corp.[1]	11,769	761,101
Masco Corp.[1]	15,857	760,977
TE Connectivity Ltd.[1]	7,931	760,107
Agilent Technologies, Inc.[1]	8,905	759,686
Old Dominion Freight Line, Inc.	3,999	758,930
Waste Management, Inc.	6,655	758,404
Fortive Corp.[1]	9,914	757,331
Caterpillar, Inc.[1]	5,122	756,417
Dover Corp.[1]	6,559	755,990
Xylem, Inc.[1]	9,591	755,675
Illinois Tool Works, Inc.[1]	4,205	755,344
Allegion plc[1]	6,060	754,712
Martin Marietta Materials, Inc.[1]	2,698	754,469
Eaton Corporation plc[1]	7,964	754,350
AMETEK, Inc.[1]	7,563	754,334
Kansas City Southern[1]	4,923	754,007
Raytheon Co.	3,429	753,489
Roper Technologies, Inc.	2,127	753,447
Amphenol Corp. — Class A1	6,958	753,064
Packaging Corporation of America	6,714	751,901
Lockheed Martin Corp.[1]	1,929	751,114
Stanley Black & Decker, Inc.	4,531	750,968
Vulcan Materials Co.	5,213	750,620
Johnson Controls International plc[1]	18,434	750,448
Republic Services, Inc. — Class A	8,362	749,486
United Technologies Corp.	5,001	748,950
Deere & Co.[1]	4,321	748,657
Fortune Brands Home & Security, Inc.[1]	11,453	748,339
Emerson Electric Co.[1]	9,811	748,187
Garmin Ltd.[1]	7,651	746,432
Pentair plc[1]	16,259	745,800
Honeywell International, Inc.	4,212	745,524
Huntington Ingalls Industries, Inc.[1]	2,967	744,361
Northrop Grumman Corp.	2,163	744,007
Waters Corp.*	3,184	743,942
Jacobs Engineering Group, Inc.[1]	8,280	743,792

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Industrial – 13.0% (continued)
Parker-Hannifin Corp.	3,610	$ 743,010
Rockwell Automation, Inc.	3,664	742,583
CSX Corp.[1]	10,243	741,183
Snap-on, Inc.	4,375	741,125
Ingersoll-Rand plc[1]	5,571	740,497
L3Harris Technologies, Inc.	3,724	736,868
United Parcel Service, Inc. — Class B	6,285	735,722
General Dynamics Corp.[1]	4,164	734,321
General Electric Co.[1]	65,737	733,625
FLIR Systems, Inc.	14,020	730,021
Arconic, Inc.[1]	23,553	724,726
TransDigm Group, Inc.	1,294	724,640
Boeing Co.[1]	2,182	710,808
Keysight Technologies, Inc.*	6,915	709,686
FedEx Corp.[1]	4,500	680,445
Total Industrial		50,307,184
Technology – 10.5%
Western Digital Corp.	13,728	871,316
Advanced Micro Devices, Inc.*	18,116	830,800
Skyworks Solutions, Inc.	6,664	805,544
Apple, Inc.[1]	2,709	795,498
Leidos Holdings, Inc.	8,117	794,573
NVIDIA Corp.	3,328	783,078
Micron Technology, Inc.*	14,560	783,037
KLA Corp.[1]	4,353	775,574
Lam Research Corp.[1]	2,644	773,106
Adobe, Inc.*,1	2,344	773,075
Intel Corp.[1]	12,899	772,005
ServiceNow, Inc.*	2,731	771,016
Maxim Integrated Products, Inc.	12,510	769,490
Broadridge Financial Solutions, Inc.	6,227	769,284
Electronic Arts, Inc.*,1	7,130	766,546
Microchip Technology, Inc.	7,302	764,666
Qorvo, Inc.*	6,573	763,980
Autodesk, Inc.*,1	4,155	762,276
Cadence Design Systems, Inc.*	10,975	761,226
Microsoft Corp.	4,824	760,745
Akamai Technologies, Inc.*,1	8,802	760,317
Applied Materials, Inc.[1]	12,451	760,009
Accenture plc — Class A1	3,607	759,526
Synopsys, Inc.*	5,453	759,058

See notes to financial statements.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Technology – 10.5% (continued)
Cerner Corp.[1]	10,321	$ 757,458
Xilinx, Inc.[1]	7,747	757,424
ANSYS, Inc.*,1	2,936	755,756
Texas Instruments, Inc.	5,887	755,243
Activision Blizzard, Inc.[1]	12,710	755,228
Seagate Technology plc[1]	12,687	754,877
Fortinet, Inc.*	7,057	753,405
HP, Inc.[1]	36,632	752,788
salesforce.com, Inc.*	4,626	752,373
Intuit, Inc.[1]	2,871	752,001
Fidelity National Information Services, Inc.[1]	5,395	750,390
Cognizant Technology Solutions Corp. — Class A1	12,094	750,070
Take-Two Interactive Software, Inc.*	6,119	749,149
Citrix Systems, Inc.[1]	6,755	749,129
QUALCOMM, Inc.	8,487	748,808
IPG Photonics Corp.*,1	5,154	746,918
DXC Technology Co.[1]	19,868	746,838
Broadcom, Inc.[1]	2,363	746,755
Xerox Holdings Corp.	20,235	746,064
Analog Devices, Inc.[1]	6,276	745,840
Paychex, Inc.	8,762	745,296
Jack Henry & Associates, Inc.[1]	5,111	744,519
International Business Machines Corp.[1]	5,554	744,458
MSCI, Inc. — Class A	2,866	739,944
Zebra Technologies Corp. — Class A*	2,892	738,733
Fiserv, Inc.*,1	6,385	738,298
Hewlett Packard Enterprise Co.[1]	46,504	737,553
NetApp, Inc.	11,788	733,803
Oracle Corp.	13,676	724,554
Total Technology		40,359,417
Communications – 6.1%
ViacomCBS, Inc. — Class B	19,293	809,727
Netflix, Inc.*	2,497	807,954
Cisco Systems, Inc.[1]	16,456	789,230
Facebook, Inc. — Class A*,1	3,840	788,160
Twitter, Inc.*,1	24,530	786,187
Arista Networks, Inc.*,1	3,864	785,938
Amazon.com, Inc.*,1	423	781,636
Booking Holdings, Inc.*,1	378	776,310
DISH Network Corp. — Class A*,1	21,845	774,842
T-Mobile US, Inc.*	9,878	774,633

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Communications – 6.1% (continued)
CDW Corp.	5,411	$ 772,907
Comcast Corp. — Class A1	17,106	769,257
AT&T, Inc.[1]	19,484	761,435
Juniper Networks, Inc.[1]	30,893	760,894
Charter Communications, Inc. — Class A*,1	1,568	760,605
eBay, Inc.[1]	21,011	758,707
Corning, Inc.[1]	25,938	755,055
Verizon Communications, Inc.	12,259	752,702
VeriSign, Inc.*	3,893	750,103
Motorola Solutions, Inc.	4,645	748,495
Interpublic Group of Companies, Inc.[1]	32,369	747,724
F5 Networks, Inc.*,1	5,354	747,686
Walt Disney Co.[1]	5,093	736,601
Omnicom Group, Inc.	9,086	736,147
NortonLifeLock, Inc.	28,672	731,710
CenturyLink, Inc.[1]	54,813	724,080
Expedia Group, Inc.[1]	6,611	714,914
News Corp. — Class A	41,455	586,174
Fox Corp. — Class A	14,013	519,462
Discovery, Inc. — Class C*,1	16,643	507,445
Alphabet, Inc. — Class C*,1	278	371,692
Alphabet, Inc. — Class A*,1	275	368,332
Discovery, Inc. — Class A*,1	7,581	248,202
Fox Corp. — Class B	6,420	233,688
News Corp. — Class B	13,090	189,936
Total Communications		23,628,570
Energy – 5.7%
Apache Corp.[1]	34,916	893,500
Concho Resources, Inc.[1]	9,466	828,938
Noble Energy, Inc.	33,309	827,396
EOG Resources, Inc.[1]	9,875	827,130
Devon Energy Corp.[1]	31,749	824,521
Occidental Petroleum Corp.	19,768	814,639
Cimarex Energy Co.[1]	15,508	814,015
Diamondback Energy, Inc.	8,761	813,546
Baker Hughes Co.[1]	31,534	808,216
Cabot Oil & Gas Corp. — Class A1	46,302	806,118
Pioneer Natural Resources Co.	5,325	806,045
Helmerich & Payne, Inc.[1]	17,711	804,611
Hess Corp.[1]	11,962	799,181
TechnipFMC plc[1]	37,273	799,133

See notes to financial statements.

26 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Energy – 5.7% (continued)
Marathon Oil Corp.[1]	58,605	$ 795,856
National Oilwell Varco, Inc.	31,322	784,616
Kinder Morgan, Inc.[1]	36,904	781,258
Williams Companies, Inc.	32,825	778,609
ConocoPhillips[1]	11,889	773,142
ONEOK, Inc.	10,188	770,926
Schlumberger Ltd.	19,114	768,383
Marathon Petroleum Corp.[1]	12,719	766,320
Chevron Corp.[1]	6,320	761,623
Halliburton Co.[1]	31,074	760,381
HollyFrontier Corp.	14,853	753,196
Exxon Mobil Corp.[1]	10,768	751,391
Valero Energy Corp.	7,947	744,237
Phillips 66	6,598	735,083
Total Energy		22,192,010
Utilities – 5.6%
AES Corp.[1]	39,401	784,080
CenterPoint Energy, Inc.[1]	28,738	783,685
Southern Co.	12,269	781,535
Eversource Energy[1]	9,165	779,667
Atmos Energy Corp.	6,964	778,993
Pinnacle West Capital Corp.[1]	8,654	778,254
Exelon Corp.[1]	17,012	775,577
DTE Energy Co.[1]	5,970	775,324
Edison International[1]	10,255	773,330
Evergy, Inc.	11,878	773,139
NiSource, Inc.	27,733	772,087
WEC Energy Group, Inc.	8,359	770,951
Alliant Energy Corp.[1]	14,085	770,731
American Water Works Company, Inc.[1]	6,254	768,304
CMS Energy Corp.[1]	12,223	768,093
Consolidated Edison, Inc.[1]	8,487	767,819
American Electric Power Company, Inc.[1]	8,098	765,342
Dominion Energy, Inc.[1]	9,217	763,352
Ameren Corp.[1]	9,937	763,162
NextEra Energy, Inc.	3,146	761,835
Xcel Energy, Inc.[1]	11,973	760,166
Sempra Energy	5,011	759,066
FirstEnergy Corp.[1]	15,547	755,584
Entergy Corp.[1]	6,301	754,860
Duke Energy Corp.[1]	8,274	754,671

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Shares	Value

COMMON STOCKS† – 98.4% (continued)
Utilities – 5.6% (continued)
NRG Energy, Inc.[1]	18,935	$ 752,666
Public Service Enterprise Group, Inc.	12,732	751,825
PPL Corp.	20,916	750,466
Total Utilities		21,494,564
Basic Materials – 3.8%
Mosaic Co.[1]	40,014	865,903
Albemarle Corp.[1]	11,188	817,171
CF Industries Holdings, Inc.[1]	16,515	788,426
Newmont Goldcorp Corp.	18,054	784,446
Ecolab, Inc.[1]	4,019	775,627
Dow, Inc.	13,992	765,782
LyondellBasell Industries N.V. — Class A1	8,049	760,470
Sherwin-Williams Co.	1,303	760,353
Freeport-McMoRan, Inc.	57,922	759,937
Air Products & Chemicals, Inc.[1]	3,231	759,253
Linde plc	3,566	759,201
Eastman Chemical Co.[1]	9,488	752,019
FMC Corp.[1]	7,516	750,247
PPG Industries, Inc.	5,604	748,078
Nucor Corp.	13,201	742,952
International Paper Co.[1]	16,080	740,484
DuPont de Nemours, Inc.	11,504	738,557
Celanese Corp. — Class A1	5,989	737,366
International Flavors & Fragrances, Inc.[1]	5,564	717,867
Total Basic Materials		14,524,139
Total Common Stocks
(Cost $347,428,431)		379,698,858
EXCHANGE-TRADED FUNDS† – 45.2%
SPDR S&P 500 ETF Trust[1,2]	181,029	58,265,994
Invesco QQQ Trust Series 1[1,2]	273,907	58,235,367
iShares Russell 2000 Index ETF[1,2]	349,280	57,865,218
Total Exchange-Traded Funds
(Cost $135,750,270)		174,366,579
MONEY MARKET FUND† – 2.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Class 1.44%[3]	9,967,991	9,967,991
Total Money Market Fund
(Cost $9,967,991)		9,967,991
Total Investments – 146.2%
(Cost $493,146,692)		$ 564,033,428

See notes to financial statements.

28 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	December 31, 2019

	Contracts	Value

LISTED OPTIONS WRITTEN† – (1.2)%
Call options on:
BNP Paribas Russell 2000 Index Expiring January 2020 with strike price of $1,670
(Notional Value $115,958,596)*	695	$ (1,436,565)
BNP Paribas S&P 500 Index Expiring January 2020 with strike price of $3,215
(Notional Value $116,631,158)*	361	(1,512,590)
BNP Paribas NASDAQ-100 Index Expiring January 2020 with strike price of $8,700
(Notional Value $116,149,871)*	133	(1,764,910)
Total Call Options Written
(Premiums received $4,147,927)		(4,714,065)
Other Assets & Liabilities, net – (45.0)%		(173,660,137)
Total Net Assets – 100.0%		$ 385,659,226

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 6.
1	All or a portion of these securities have been physically segregated in connection with borrowings. Asof December 31, 2019, the total market value of segregated securities was $247,357,359.
2	Security represents cover for outstanding options written.
3	Rate indicated is the 7-day yield as of December 31, 2019.
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.
The following table summarizes the inputs used to value the Fund’s investments at December 31, 2019 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$379,698,858	$—	$—	$379,698,858
Exchange-Traded Funds	174,366,579	—	—	174,366,579
Money Market Fund	9,967,991	—	—	9,967,991
Total Assets	$564,033,428	$—	$—	$564,033,428

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Observable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Options Written	$4,714,065	$—	$—	$4,714,065

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 29

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2019

ASSETS:
Investments, at value (cost $493,146,692)	$564,033,428
Cash	761,574
Receivables:
Investments sold	2,966,991
Dividends	862,206
Interest	20,071
Other assets	5,879
Total assets	568,650,149
LIABILITIES:
Borrowings	175,000,000
Options written, at value (premiums received $4,147,927)	4,714,065
Investments purchased payable	2,306,328
Interest payable on borrowings	358,798
Investment advisory fees payable	378,415
Other liabilities	233,317
Total liabilities	182,990,923
NET ASSETS	$385,659,226
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 48,342,587 shares issued and outstanding	$483,426
Additional paid-in capital	322,728,848
Total distributable earnings (loss)	62,446,952
NET ASSETS	$385,659,226
Shares outstanding ($0.01 par value with unlimited amount authorized)	48,342,587
Net asset value	$7.98

See notes to financial statements.

30 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	December 31, 2019
For the Year Ended December 31, 2019

INVESTMENT INCOME:
Dividends	$9,948,337
Interest	231,655
Total investment income	10,179,992
EXPENSES:
Interest expense	5,133,907
Investment advisory fees	4,364,132
Professional fees	148,338
Administration fees	121,813
Fund accounting fees	113,730
Printing fees	112,140
Trustees’ fees and expenses*	99,360
Custodian fees	78,934
Listing fees	47,026
Transfer agent fees	20,966
Insurance	10,549
Other expenses	15,848
Total expenses	10,266,743
Net investment loss	(86,751)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	33,295,408
Options written	(40,264,445)
Net realized loss	(6,969,037)
Net change in unrealized appreciation (depreciation) on:
Investments	96,948,801
Options written	3,925,381
Net change in unrealized appreciation (depreciation)	100,874,182
Net realized and unrealized gain	93,905,145
Net increase in net assets resulting from operations	$93,818,394
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 31

STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2019

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(86,751)	$(531,613)
Net realized gain (loss) on investments	(6,969,037)	50,230,684
Net change in unrealized appreciation (depreciation) on investments	100,874,182	(100,947,811)
Net increase (decrease) in net assets resulting from operations	93,818,394	(51,248,740)
DISTRIBUTIONS:
Distributions to shareholders	—	(30,466,718)
Return of capital	(46,269,806)	(15,695,856)
Total distributions	(46,269,806)	(46,162,574)
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	1,641,660	838,416
Net increase in net assets resulting from shareholder transactions	1,641,660	838,416
Net increase (decrease) in net assets	49,190,248	(96,572,898)
NET ASSETS:
Beginning of period	336,468,978	433,041,876
End of period	$385,659,226	$336,468,978

See notes to financial statements.

32 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	December 31, 2019
For the Year Ended December 31, 2019

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$93,818,394
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(96,948,801)
Net change in unrealized (appreciation) depreciation on options written	(3,925,381)
Net realized gain on investments	(33,295,408)
Net realized loss on options written	40,264,445
Purchase of long-term investments	(118,205,266)
Proceeds from sale of long-term investments	178,718,124
Net proceeds from sale of short-term investments	4,025,121
Corporate actions and other payments	582,286
Premiums received on options written	305,433,470
Cost of closed options written	(351,548,729)
Decrease in interest receivable	38,100
Increase in dividends receivable	(56,163)
Increase in investments sold receivable	(2,757,161)
Increase in other assets	(1,770)
Increase in investments purchased payable	2,306,328
Decrease in interest payable on borrowings	(117,489)
Increase in investment advisory fees payable	22,581
Decrease in other liabilities	(4,529)
Net Cash Provided by Operating and Investing Activities	$18,348,152
Cash Flows From Financing Activities:
Distributions to common shareholders	(44,628,146)
Proceeds from borrowings	83,000,000
Payments made on borrowings	(56,000,000)
Net Cash Used in Financing Activities	(17,628,146)
Net increase in cash	720,006
Cash at Beginning of Year	41,568
Cash at End of Year	$761,574
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$5,251,396
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$1,641,660

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 33

FINANCIAL HIGHLIGHTS	December 31, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of period	$6.99	$9.01	$8.35	$8.37	$9.19
Income from investment operations:
Net investment income (loss)(a)	— *	(0.01)	0.01	0.06	0.06
Net gain (loss) on investments (realized and unrealized)	1.95	(1.05)	1.61	0.88	0.08
Total from investment operations	1.95	(1.06)	1.62	0.94	0.14
Less distributions from:
Net investment income	—	(0.03)	(0.25)	(0.47)	(0.53)
Capital gains	—	(0.60)	(0.42)	—	—
Return of capital	(0.96)	(0.33)	(0.29)	(0.49)	(0.43)
Total distributions to shareholders	(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$7.98	$6.99	$9.01	$8.35	$8.37
Market value, end of period	$8.06	$6.78	$8.90	$8.00	$7.68
Total Return(b)
Net asset value	28.83%	-12.79%	20.25%	11.87%	1.71%
Market value	34.15%	-14.24%	24.34%	17.86%	0.28%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$385,659	$336,469	$433,042	$159,229	$159,669
Ratio to average net assets of:
Net investment income (loss), including interest expense	(0.02)%	(0.13)%	0.14%	0.78%	0.69%
Total expenses, including interest expense(c)	2.74%	2.64%	2.34%	2.16%	2.03%
Net expenses, including interest expense(c),(d),(e),(f)	2.74%	2.64%	2.32%	2.01%	1.88%
Portfolio turnover rate	22%	25%	67%	143%	358%

See notes to financial statements.

34 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	December 31, 2019

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2017	2016	2015
Senior Indebtedness:
Borrowings – committed facility agreement (in thousands)	$175,000	$148,000	$198,000	$72,000	$80,000
Asset Coverage per $1,000 of borrowings(g)	$3,204	$3,273	$3,187	$3,212	$2,996

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Excluding interest expense, the net expense ratios for the years ended December 31 would be:

2019	2018	2017	2016	2015
1.37%	1.37%	1.44%(f)	1.46%	1.44%

(e)	Net expense information reflects the expense ratios after expense waivers, as applicable.
(f)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37%.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
*	Less than $0.01 per share.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS	December 31, 2019

Note 1 – Organization
Guggenheim Enhanced Equity Income Fund (the “Fund” or “GPM”) a Delaware statutory trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on

36 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
(c) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(d) Distributions to Shareholders
The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
The Fund adopted a managed distribution policy (the “Distribution Policy”) effective with the June 30, 2017 distribution. Under the terms of the Distribution Policy, the Fund will pay a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
(e) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
(f) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

38 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Speculation: the use of an instrument to express macro-economic and other investment views.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of December 31, 2019, there were no options purchased outstanding.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

		Average
Use		Notional Amount
	Call	Put
Hedge, Speculation	$342,776,048	$ —

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Liability Derivatives
Equity Contracts	Options written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2019:

Liability Derivative Investments Value
Options Written
Equity Risk
$4,714,065

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Contracts	Net realized gain (loss) on options written Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
($40,264,445)
Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Options Written
Equity Risk
$3,925,381

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

40 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of December 31, 2019.
The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The Fund does not have any deposits held by others in connection with derivative investments as of December 31, 2019.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. Both GFIA and GPIM are indirect wholly-owned subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.
Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

42 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Borrowings
The Fund has entered into a $250,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund agreed to provide the pledged collateral to the lender. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of December 31, 2019, there was $175,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended December 31, 2019, was $170,287,671 with a related average interest rate of 3.01%. The maximum amount outstanding during the year was $177,000,000. As of December 31, 2019, the market value of the securities segregated as collateral is $247,357,359.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party, other than to the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

Note 8 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The tax character of distributions paid during the year ended December 31, 2019 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$ –	$ –	$46,269,806	$46,269,806

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$1,374,019	$29,092,699	$15,695,856	$46,162,574

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of December 31, 2019 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ –	$ –	$69,952,849	$(7,505,897)	$62,446,952

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of December 31, 2019, capital loss carryforwards for the Fund were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$(6,404,457)	$ –	$(6,404,457)

44 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, losses deferred due to wash sales, return of capital distributions received, losses deferred due to straddles, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The following adjustments were made on the Statement of Assets and Liabilities as of December 31, 2019 for permanent book/tax differences:

Total
Paid In	Distributable
Capital	Earnings/(Loss)
$(77,273)	$77,273

At December 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

	Tax	Tax	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$494,080,579	$95,469,322	$(25,516,473)	$69,952,849

Note 9 – Securities Transactions
For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivative transactions, were as follows:

Purchases	Sales
$118,205,266	$178,718,124

Note 10 – Capital
Common Shares
The Fund has unlimited amount of common shares, $0.01 par value, authorized 48,342,587 shares issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Beginning shares	48,133,460	48,036,872
Shares issued through dividend reinvestment	209,127	96,588
Ending shares	48,342,587	48,133,460

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2019

Note 11 – Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of December 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 12 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

46 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2019

To the Shareholders and the Board of Trustees of Guggenheim Enhanced Equity Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
February 27, 2020

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 47

OTHER INFORMATION (Unaudited)	December 31, 2019

Expense Ratio Information
The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.04% for the year ended December 31, 2019.
Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code.
In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2005	Current: Private Investor (2001-present).	157	Current: Trustee, Purpose Investments
(1951)					Funds (2013-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
			President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Angela	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (2013-present).	156	Current: Hunt Companies, Inc.
Brock-Kyle					(2019-present).
(1959)			Former: Senior Leader, TIAA (1987-2012).
Former: Infinity Property & Casualty
Corp. (2014-2018).

48 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2019

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Donald A.	Trustee and	Since 2014	Current: Retired.	156	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.	Chairman of
(1946)	the Valuation		Former: Business broker and manager of commercial real estate, Griffith &
	Oversight		Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)	Chairman of				(2000-present).
the Audit
	Committee				Former: Westar Energy, Inc.
(2004-2018).
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009- 2019).
(1946)	the Contracts
Review
Committee
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
Lydon, Jr.	Vice Chairman		Executive Officer, ETF Flows, LLC (2019-present); Chief Executive		(1995-present).
(1960)	of the Contracts		Officer, Lydon Media (2016-present).
	Review				Former: Harvest Volatility Edge
	Committee				Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2005	Current: Partner, Momkus, LLC (2016-present).	157	Current: PPM Funds (9) (2018-present);
(1953)	Chairman of				Edward-Elmhurst Healthcare System
	the Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present); Western Asset Inflation-
	and Governance		President, General Counsel, and Corporate Secretary, Van Kampen		Linked Opportunities & Income Fund
	Committee		Investments (1982-1999).		(2004 – present); Western Asset
Inflation-Linked Income Fund (2003-
present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 49

OTHER INFORMATION (Unaudited) continued	December 31, 2019

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held	and Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Sandra G.	Trustee	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (78) (2018-
Sponem					present); SPDR Index Shares Funds
(1958)			Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson		(31) (2018-present); SSGA Active
			Companies, Inc. (2007-2017).		Trust (12) (2018-present); and SSGA
Master Trust (1) (2018-present).
Ronald E.	Trustee,	Since 2005	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Current: Western Asset Inflation-Linked
Toupin, Jr.	Chairman of		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund (2004-
(1958)	the Board		Investment Company Institute (2018-present).		present); Western Asset Inflation-Linked
	and				Income Fund (2003-present).
	Chairman of		Former: Member, Executive Committee, Independent Directors Council
	the Executive		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Former: Managed Duration Investment
	Committee		Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Grade Municipal Fund (2003-2016);
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustee:
Amy J. Lee***	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	Vice President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund
	and Chief		Complex (2014-present); Vice President, certain other funds in the
	Legal Officer	Since 2014	Fund Complex (2007-present); Senior Managing Director,
		(Chief Legal	Guggenheim Investments (2012-present).
Officer)
Former: President and Chief Executive Officer, certain other funds in
		Since 2012	the Fund Complex (2017-2019); Vice President, Associate General Counsel
		(Vice President)	and Assistant Secretary, Security Benefit Life Insurance Company and
Security Benefit Corporation (2004-2012).

50 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2019

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.

—Messrs. Barnes, Chubb and Ms. Brock-Kyle are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2020.

—Messrs. Farley, Friedrich, Lydon, Jr. and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of share-
holders for the fiscal year ending December 31, 2021.

—Messr. Toupin and Mses. Lee and Sponem are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2022.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 51

OTHER INFORMATION (Unaudited) continued	December 31, 2019

Officers
The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers:
Brian E. Binder	President	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present);
(1972)	and Chief		President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Invest-
	Executive Officer		ment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-
present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present);
Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and
Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business
Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M.	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing
Catalucci	Officer		Director, Guggenheim Investments (2014-present).
(1966)

Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and
Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief
Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant Treasurer	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain
(1972)			other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
(1978)			Guggenheim Investments (2007-present).
Glenn McWhinnie	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other
(1969)			funds in the Fund Complex (2016-present).
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director,
(1984)			Guggenheim Investments (2012-present).

52 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	December 31, 2019

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
William Rehder	Assistant Vice	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	President
Kimberly J. Scott	Assistant Treasurer	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in
(1974)			the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer,
Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director,
(1979)			Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund
(1955)	Officer, Chief		Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Accounting Officer
	and Treasurer		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen
Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and
Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and
Treasurer, Van Kampen Funds (1996-2004).

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 53

OTHER INFORMATION (Unaudited) continued	December 31, 2019

Name, Address*	Position(s) held	Term of Office and	Principal Occupations
and Year of Birth	with the Trust	Length of Time Served**	During Past Five Years
Officers continued:
Jon Szafran	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other
(1989)			funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration,
Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund
Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market
Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

54 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2019

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 55

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	December 31, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

56 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION	December 31, 2019

Board of Trustees

Randall C. Barnes
Angela Brock-Kyle
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III Amy J. Lee*
Thomas F. Lydon Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman

*  This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her position as President of the Investment
Adviser and Sub-Adviser.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting Officer and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 57

FUND INFORMATION continued	December 31, 2019

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

58 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

This Page Intentionally Left Blank

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(02/20)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GPM-AR-1219

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $26,683 and $26,017 for the fiscal years ending December 31, 2019 and December 31, 2018, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $0 and $0 for the fiscal years ending December 31, 2019 and December 31, 2018, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $9,196 and $8,887 for the fiscal years ending December 31, 2019 and December 31, 2018, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ending December 31, 2019 and December 31, 2018, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,”  to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $9,196 and $8,887 for the fiscal years ending December 31, 2019 and December 31, 2018, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.
(a) The registrant has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Donald A. Chubb, Jr.; Jerry B. Farley; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Sandra G. Sponem; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2019:

Name	Since	Professional Experience During the Last Five Years

Farhan Sharaff	2010
Guggenheim Partners Investment Management, LLC.: Senior Managing Director and Assistant Chief Investment Officer - Equities – 7/10–Present.  Former, MJX Capital Advisors: Chief Investment Officer – 2005-2009.

Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill Lynch: Vice President – 01/07-03/10.

Jayson Flowers	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005
Qi Yan	2016	Guggenheim Partners Investment Management, LLC: Managing Director, 2014 – Present; Guggenheim Partners Investment Management, LLC: Director, 2011 to 2014

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2019:

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	24	$2,954,716,773	0	$0
Other pooled investment vehicles	3	$30,872,072	0	$0
Other accounts	0	$0	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	16	$1,450,196,483	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$562,205,667	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Qi Yan:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	8	$985,122,076	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each Guggenheim portfolio manager as of December 31, 2019:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Farhan Sharaff	$0
Jayson Flowers	$0
Daniel Cheeseman	$0
Qi Yan	$0

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.

Item 13.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Enhanced Equity Income Fund
By:         /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:       March 6, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:       March 6, 2020
By:         /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      March 6, 2020